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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 17, 2006 (March 15, 2006)
                                                 -------------------------------

           Park National Corporation - Employees Stock Ownership Plan
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             (Exact name of registrant as specified in its charter)

           Ohio                           1-13006                31-1179518
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio               43058-3500
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   (Address of principal executive offices)                      (Zip Code)

                                 (740) 349-8451
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant's Certifying Accountant

On March 15, 2006, the Audit Committee of Park National Corporation ("Park") appointed Crowe Chizek and Company LLC ("Crowe Chizek") to serve as Park's independent registered public accounting firm for the fiscal year ending December 31, 2006 (the "2006 fiscal year"). Crowe Chizek will also serve as the independent registered public accounting firm for Park's Employees Stock Ownership Plan for the 2006 fiscal year.

Crowe Chizek replaces Ernst & Young LLP ("Ernst & Young") as Park's independent registered public accounting firm, who were dismissed. Ernst & Young had served as Park's independent auditors / independent registered public accounting firm since July 1994.

Ernst & Young will serve as the independent registered public accounting firm for the year ended December 31, 2005 for Park's Employees Stock Ownership Plan. This audit has not yet been completed and Ernst & Young will continue to serve as the independent registered public accounting firm for Park's Employee Stock Ownership Plan until the completion of the 2005 Audit.

The Audit Committee of Park received a three year fee proposal from Crowe Chizek, Ernst & Young and three other independent registered public accounting firms. After reviewing these fee proposals and interviewing the prospective public accounting firms, the Audit Committee unanimously decided to appoint Crowe Chizek to serve as Park's independent registered public accounting firm for the 2006 fiscal year.

The reports of Ernst & Young on the financial statements and supplemental schedules of Park's Employees Stock Ownership Plan for each of the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years of Park's Employees Stock Ownership Plan ended December 31, 2004 and 2003, and the subsequent interim period through March 15, 2006, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

During the two fiscal years of Park's Employees Stock Ownership Plan ended December 31, 2004 and 2003, and the subsequent interim period through March 15, 2006, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission ("SEC").

A letter from Ernst & Young addressed to the SEC stating whether or not Ernst & Young agrees with the statements set forth above related to Ernst & Young is filed as Exhibit 16.1 to this Current Report on Form 8-K.




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During the two fiscal years ended December 31, 2004 and 2003, and the subsequent interim period through March 15, 2006, Park did not consult with Crowe Chizek regarding the following items:

o the application of accounting principles to any specified completed or proposed transaction,

o the type of audit opinion that might be rendered on the financial statements and supplemental schedules for Park's Employees Stock Ownership Plan,

o any of the matters or reportable events as set forth in Item 304(a)(1)(iv) and (v) of SEC Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a.)     Not applicable

(b.)     Not applicable

(c.)     Not applicable

(d.) Exhibits The following exhibit is being filed with this Current Report on Form 8-K:


Exhibit No.      Description
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   16.1          Letter from Ernst & Young LLP to the Securities and Exchange
                 Commission dated March 17, 2006



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PARK NATIONAL CORPORATION
                                           EMPLOYEES STOCK OWNERSHIP PLAN


Dated: March 17, 2006                      By: /s/ John W. Kozak
                                               --------------------------------
                                               John W. Kozak
                                               Chief Financial Officer
                                               Park National Corporation



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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                              Dated March 17, 2006

                            Park National Corporation
                         Employees Stock Ownership Plan



Exhibit No.      Description
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   16.1          Letter from Ernst & Young LLP to the Securities and Exchange
                 Commission dated March 17, 2006





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